UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2025

HERITAGE COMMERCE CORP
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Airport Parkway, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2025, Heritage Commerce Corp (the “Company”), the holding company for Heritage Bank of Commerce (the “Bank”), issued a press release announcing its preliminary unaudited financial results for the third quarter of 2025 and the nine months ended September 30, 2025. Copies of the press release and the Investor Presentation for the Third Quarter 2025 are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The information in this report set forth under this Item 2.02 and in Exhibits 99.1 and 99.2 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended (the "Securities Act), or the Exchange Act, except as expressly stated by specific reference in such filing.

ITEM 7.01    REGULATION FD DISCLOSURE

Copies of the Company’s press releases announcing the amendments to its share repurchase program and the quarterly dividend described below are attached as Exhibits 99.1 and 99.3, respectively, to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, these press releases are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall either press release be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

ITEM 8.01    OTHER EVENTS

QUARTERLY DIVIDEND

On October 23, 2025, the Company announced that its Board of Directors (the "Board") declared a $0.13 per share quarterly cash dividend to holders of its common stock. The dividend will be paid on November 20, 2025, to shareholders of record at the close of the business day on November 6, 2025.

SHARE REPURCHASE PROGRAM

On October 23, 2025, the Company announced that the Board approved an increase in the maximum total value of shares authorized for repurchase under the Company's existing share repurchase program, initially approved by the Board in July 2024 (the “Repurchase Program”), from $15 million to $30 million. The term of the Repurchase Program was also extended by the Board to October 31, 2026. During the second and third quarters of 2025, the Company repurchased 439,187 shares of its common stock with a weighted average price of $9.22 per share for a total of $4.0 million. The remaining capacity under the Program after giving effect to the amendment described above is $26.0 million.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release, dated October 23, 2025, entitled “Heritage Commerce Corp Reports Third Quarter and First Nine Months of 2025 Financial Results”

99.2	Investor Presentation Third Quarter 2025

99.3	Press Release, dated October 23, 2025, entitled “Heritage Commerce Corp Declares Regular Quarterly Cash Dividend of $0.13 Per Share”

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23, 2025

Heritage Commerce Corp

By: /s/ Seth Fonti
Seth Fonti
Executive Vice President and Chief Financial Officer

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